Exhibit 99.1

PTC 2021 Corporate Deck Updated Nov 30, 2021

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. All statements contained in this release, other than statements of historic fact, are forward-looking statements, including statements with respect to 2021 net product revenue guidance, statements with respect to the 2021 operating expenditure guidance and statements regarding: the future expectations, plans and prospects for PTC, including with respect to the expected timing of clinical trials and studies, availability of data, regulatory submissions and responses and other matters; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and manufacturing capabilities; advancement of PTC's joint collaboration program in SMA, including any potential regulatory submissions, commercialization or royalty or milestone payments; PTC's expectations with respect to the licensing, regulatory submissions and commercialization of its products and product candidates; the timing with respect to orders for PTC's products; PTC's strategy, future operations, future financial position, future revenues, projected costs; and the objectives of management. Other forward-looking statements may be identified by the words "guidance", "plan," "anticipate," "believe," "estimate," "expect," "intend," "may," "target," "potential," "will," "would," "could," "should," "continue," and similar expressions.

PTC's actual results, performance or achievements could differ materially from those expressed or implied by forward-looking statements it makes as a result of a variety of risks and uncertainties, including those related to: the outcome of pricing, coverage and reimbursement negotiations with third party payors for PTC's products or product candidates that PTC commercializes or may commercialize in the future; expectations with respect to PTC's gene therapy platform, including any potential regulatory submissions and potential approvals, manufacturing capabilities and the potential financial impact and benefits of its leased biologics manufacturing facility and the potential achievement of development, regulatory and sales milestones and contingent payments that PTC may be obligated to make; the enrollment, conduct, and results of ongoing studies under the SMA collaboration and events during, or as a result of, the studies that could delay or prevent further development under the program, including any potential regulatory submissions and potential commercialization with respect to Evrysdi; PTC's ability to complete a dystrophin study necessary to support a re-submission of its Translarna NDA for the treatment of nonsense mutation Duchenne muscular dystrophy (nmDMD) to the FDA, and PTC's ability to perform any necessary additional clinical trials, non-clinical studies, and CMC assessments or analyses at significant cost; PTC's ability to maintain its marketing authorization of Translarna for the treatment of nmDMD in the European Economic Area (EEA), including whether the European Medicines Agency (EMA) determines in future annual renewal cycles that the benefit-risk balance of Translarna authorization supports renewal of such authorization; PTC's ability to enroll, fund, complete and timely submit to the EMA the results of Study 041, a randomized, 18-month, placebo-controlled clinical trial of Translarna for the treatment of nmDMD followed by an 18-month open-label extension, which is a specific obligation to continued marketing authorization in the EEA; expectations with respect to the commercialization of Tegsedi and Waylivra™; the enrollment, conduct and results of PTC's emvododstat clinical trial for COVID-19; expectations with respect to the COVID-19 pandemic and related response measures and their effects on PTC's business, operations, clinical trials, potential regulatory submissions and approvals, and PTC's collaborators, contract research organizations, suppliers and manufacturers; significant business effects, including the effects of industry, market, economic, political or regulatory conditions; changes in tax and other laws, regulations, rates and policies; the eligible patient base and commercial potential of PTC's products and product candidates; PTC's scientific approach and general development progress; PTC's ability to satisfy its obligations under the terms of the lease agreement for its leased biologics manufacturing facility; the sufficiency of PTC's cash resources and its ability to obtain adequate financing in the future for its foreseeable and unforeseeable operating expenses and capital expenditures; and the factors discussed in the "Risk Factors" section of PTC's most recent Quarterly Report on Form 10-Q and Annual Report on Form 10-K, as well as any updates to these risk factors filed from time to time in PTC's other filings with the SEC. You are urged to carefully consider all such factors.

As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products. There are no guarantees that any product will receive or maintain regulatory approval in any territory, or prove to be commercially successful, including Translarna, Emflaza, Evrysdi, Tegsedi, Waylivra or PTC-AADC.

The forward-looking statements contained herein represent PTC's views only as of the date of this presentation and PTC does not undertake or plan to update or revise any such forward-looking statements to reflect actual results or changes in plans, prospects, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation except as required by law.

2

Translating Science to Transform Lives 3

Significant Execution and Value Creation in 2020 4 Clinical Regulatory Commercial Financial ✓ Initiated two potential registrational trials with vatiquinone in Mitochondrial Disease Associated Seizures & Friedreich ataxia ✓ Initiated Phase 1 trial of PTC518 in healthy volunteers for Huntington disease program ✓ Initiated one potential registrational trial with emvododstat in COVID-19 ✓ Evrysdi™ approval in US and multiple additional countries ✓ Submitted MAA to EMA for gene therapy to treat AADC deficiency ✓ Translarna label modification related to non-ambulatory patients ✓ Broader patient access and continued geographic growth of Translarna ✓ Strong Emflaza growth; 38% YoY ✓ Evrysdi strong commercial launch ✓ Strengthened balance sheet; over $1B cash position ✓ 2020 Net Revenue: $333M Net Product Revenue; $331M DMD Franchise Net Product Revenue; $42.5M Roche Collaboration Revenue associated with Evrysdi regulatory and sales milestones

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen); Waylivra (volanesorsen sodium)	translarna ataluren	Evrysdi risdiplam	PTC-AADC				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 GBA-PD	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research	Potential registrational studies	Potential registrational studies		SCA-3; MAP-Tau	FA; Angelman; IRDs; Cog Disorders	Undisclosed			

- AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; GBA, glucocerebrosidase; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; ME, Mitochondrial Epilepsy; PD, Parkinson's disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

5

PTC THERAPEUTICS

Enduring Innovation Engine 6

Diversified Platform Drives Strong Portfolio

	Deflazacort	LatAm Commercial	SCIENTIFIC PLATFORMS and RESEARCH: Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen); Waylivra (volanesorsen sodium)	translarna (ataluren)	Evrysdi (risdiplam)	PTC-AADC				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 GBA-PD	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research	Potential registrational studies	Potential registrational studies		SCA-3; MAP-Tau	FA; Angelman; IRDs; Cog Disorders	Undisclosed			

- AADC-d, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; GBA, glucocerebrosidase; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; ME, Mitochondrial Epilepsy; PD, Parkinson's disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

7
PTC THERAPEUTICS

15-Lipoxygenase is a Key Regulator of Inflammation and Oxidative Stress Pathways in CNS Diseases


O_2^-
15-lipoxygenase
O
OH
Arachidonic acid
OH
O
O
OH
15-OOH-Arachidonic acid 15(S)-HpETE*

Lipid signaling molecule that regulates fundamental disease processes


15-Lipoxygenase
Glial Cell Activation & Inflammation
Alpha-synuclein Oxidation & Aggregation
Glutathione Oxidation & Depletion
Oxidative Stress Mediated Membrane Damage

8

PTC THERAPEUTICS

15-Lipoxygenase is a Key Regulator of Inflammation and Oxidative Stress Pathways in Refractory Epilepsies


Healthy
Mitochondria
NADH
NAD+
H2O
O2
ATP
ADP
Diseased
Mitochondria
Redox stress
O2-
Oxidative stress
activates enzyme
15-LO
Activated
Increased
inflammation &
oxidative stress
Decreased
cellular viability &
neurological
function
OH
O
Polyunsaturated Fatty
Acids
Oxidized Fatty
Acids

9

O OH O OH Oxidized Fatty Acids Enzyme Polyunsaturated Fatty Acids O OH Bio-e Platform is a Novel Approach to Treating Rare Disorders Polyunsaturated Fatty Acids Oxidized Fatty Acids Activated Enzyme Oxidative stress cellular viability & neurological function inflammation & oxidative stress decreased increased 10 • Bio-e platform targets a family of oxidoreductase enzymes critical to generation and regulation of energy key to disease pathology • Dysregulation of this pathway results in several CNS disease pathologies including epilepsy • 15-lipoxygenase is a well- known regulator key to CNS and other diseases

Enzyme Polyunsaturated Fatty Acids O OH Bio-e Platform is a Novel Approach to Treating Rare Disorders Polyunsaturated Fatty Acids Oxidized Fatty Acids Activated Enzyme Oxidative stress Inhibited 11 PTC Compounds O O HO • Bio-e platform targets a family of oxidoreductase enzymes critical to generation and regulation of energy key to disease pathology • Dysregulation of this pathway results in several CNS disease pathologies including epilepsy • 15-lipoxygenase is a well- known regulator key to CNS and other diseases cellular viability & neurological function inflammation & oxidative stress increased decreased

12 MIT-E: Registrational trial of vatiquinone for Mitochondrial Disease Associated Seizures

Mitochondrial Disease Associated Seizures is a Highly Morbid Disorder with High Unmet Medical Need Disease • Mitochondrial disease associated seizures is the highly morbid condition of refractory seizures in patients with inherited mitochondrial disease Current Treatments • No approved disease modifying treatments for mitochondrial disease associated seizures Opportunity • Vatiquinone targets the energetic and oxidative stress pathways that underpin seizures in these patients ~20,000 Global Prevalence 13

Vatiquinone Reduced Seizure Frequency and Improved Neurological Function in Mitochondrial Disease Associated Seizures Patients 14 Disruption of refractory status epilepticus Reduction in seizure frequency Decrease in seizure-related hospitalizations Decrease in disease-related mortality risk Data from previous studies demonstrate a positive effect on seizures and seizure related- morbidity across multiple disease subtypes

Vatiquinone has Potential to Show Clinically Differentiated Improvement for Mitochondrial Disease Associated Seizures Patients



Placebo-Controlled
Open-Label Extension
PTC743 (vatiquinone)
N = 30 (planned)
R
Placebo
N = 30 (planned)
PTC743 (vatiquinone)
N = 60 (planned)
24 weeks
48 weeks
Primary Endpoint
~15 sites globally

Primary Endpoint

Change from baseline in frequency of observable motor seizures

Trial Status

- Enrolling
- Data expected 3Q 2022

15

16 MOVE-FA: Registrational trial of vatiquinone for Friedreich Ataxia

Friedreich Ataxia is a Highly Morbid, Neuromuscular Disorder with no Approved Therapy



FARA
rideATAXIA



~25,000
Global prevalence

Disease

- Friedreich ataxia (FA) is a rare, inherited, progressive disease resulting from mitochondrial dysfunction that mainly affects the central nervous system and the heart

Current Treatments

- No approved disease modifying therapies

Opportunity

- Vatiquinone is a potent protector of oxidative stress-mediated cell death in FA patients

17

PTC THERAPEUTICS

Vatiquinone Demonstrated Significant Improvement in Long-term Disease Severity & Neurological Function in Friedreich Ataxia Patients Clinical Study Summary • Double-blind, placebo-controlled with delayed start • N=63 subjects • Three US clinical sites • Key endpoint: FA disease rating scale (FARS) 18 -1 -2 -3 2 1 0 4 3 5 6 Natural History Cohort Vatiquinone p<0.001 24 - month change in FARS score 18

Vatiquinone has the Potential to Provide Improvement in Neurological Function

MOVE-FA



Placebo-Controlled
Open-Label Extension
PTC743 (vatiquinone)
N = ~60
R
Placebo
N = ~60
PTC743 (vatiquinone)
N = ~120
72 weeks
24 weeks
Primary Endpoint
~10 sites globally

Primary and Key Secondary Endpoints

Change from baseline in the Modified FA Rating Scale (mFARS) Score at Week 72

Improvement in activities of daily living (FA-ADL)

Trial Status

- Enrolling
- Data expected in 2023

19

PTC THERAPEUTICS

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen); Waylivra (volanesorsen sodium)	translarna ataluren	Evrysdi risdiplam	PTC-AADC				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 GBA-PD	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research	Potential registrational studies			SCA-3; MAP-Tau	FA; Angelman; IRDs; Cog Disorders	Undisclosed			

- AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; GBA, glucocerebrosidase; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; ME, Mitochondrial Epilepsy; PD, Parkinson's disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

20

PTC THERAPEUTICS

21 APHENITY: Registrational trial of PTC923 for Phenylketonuria (PKU)

Phenylketonuria is a Serious Metabolic Condition with High Unmet Medical Need ~58,000 Global prevalence Disease • Phenylketonuria is a metabolic condition caused by mutations to phenylalanine hydroxylase that can lead to cognitive disabilities and seizures Current Treatments • Majority of patients do not initially respond or are not well controlled by standard of care Opportunity • PTC923 can potentially treat a broad population and is more effective than exogenously administered synthetic BH4 in increasing the intracellular levels of natural tetrahydrobiopterin 22

Majority of PKU Patients not Addressed by Current Therapies 23 ~ 25-30% of diagnosed patients ~60-75% of diagnosed patients Up to 70% of Kuvan Failure Up to 60% of Initial Responders Are Poorly controlled on Kuvan Up to 30% of diagnosed patients

PTC923 Demonstrated Statistically Significant Differences in Reduction of Phenylalanine (Phe) Compared to Kuvan in Phase 2 Study 24 p< 0.0001

APHENITY is a Global Registrational Trial of PTC923 for Phenylketonuria

aphenity



Placebo-Controlled
Open-Label Extension
PTC923
R
Placebo
PTC923
42 Days
12 Months
Primary Endpoint

~12 sites in 15-19 countries

Primary Endpoint

Reduction in blood of phenylalanine levels

Trial Status

- Initiated in 3Q 2021
- Data expected YE 2022

25

PTC THERAPEUTICS

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi; Waylivra (volanesorsen sodium)	translarna ataluren	Evrysdi risdiplam	PTC-AADC				
Clinical			US Ataluren	PTC518 HD		Vatiquinone MDAS; Vatiquinone FA; PTC857 GBA-PD	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research	Potential registrational studies			SCA-3; MAP-Tau	FA; Angelman; IRDs; Cog Disorders	Undisclosed			

- AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; GBA, glucocerebrosidase; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; ME, Mitochondrial Epilepsy; PD, Parkinson's disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

26
PTC THERAPEUTICS

27 PTC518: Program for Huntington Disease

Huntington Disease is a Debilitating Neurological Disorder with No Available Disease Modifying Treatments Disease • Huntington disease is a progressive brain disorder that causes uncontrolled movements and cognitive loss Current Treatments • No approved disease modifying therapies Opportunity • PTC518 reduces HTT protein in Huntington disease ~135,000 Global prevalence 28

Small Molecules Have a Critical Advantage for Pan Brain Distribution 29 HD Healthy Goh et al. Aus Psychiatry. 2018

Identification of a Novel Approach to Lower HTT 30 HTT patient Ex 1 Ex Y Ex X Favored mRNA Ex 1 Ex Y Ex X Leads to toxic HTT protein (CAG)>35

Identification of a Novel Approach to Lower HTT



HTT patient
(CAG)>35
Ex 1
Ex X
Ex Y
Favored mRNA
Ex 1
Ex X
Ex Y
Leads to toxic HTT protein
Small molecule assisted
exon definition
(CAG)>35
Ex 1
Ex X
HET1
Ar
R1
R3
Ex Y
STOP
Ex 1
Ex X
Ex Y
Degraded through
translation-linked
mRNA decay
Mutant toxic
HTT protein lowering

31

PTC THERAPEUTICS

PTC518 Has Broad Tissue Distribution with Strong Correlation between Brain and Blood 32 120 100 80 60 40 20 0 Vehicle 1 3 7 21 63 Brain % HTT Remaining Dose dependent HTT lowering in the brain in BACHD mice Brain and blood HTT lowering Dose (mg/kg) *Data on file from multiple studies Measurements demonstrate uniform HTT lowering across brain regions with ~1:1 brain and blood concentrations* 120 100 80 60 40 20 0 Vehicle 7 mg/kg 120 100 80 60 40 20 0 Vehicle 7 mg/kg 120 100 80 60 40 20 0 Vehicle 7 mg/kg Striatum Cortex Cerebellum % HTT Remaining % HTT Remaining % HTT Remaining Vehicle Brain WBC 0 20 40 60 80 100 120 % H T T R e m a i n i n g Treated

The Phase 1 Trial is a 4-Part Study 33 Phase 1 trial in healthy volunteers is ongoing Multiple ascending dose • Up to 5 cohorts of 8 healthy volunteers (6 active and 2 placebo) • Evaluate safety & tolerability; HTT mRNA splicing & protein lowering Food effect • Evaluate the effects of food on PTC518 pharmacokinetics CSF sampling • Evaluate pharmacokinetics of PTC518 in the CSF • Compare drug levels in CSF with plasma compartment Single ascending dose • Five cohorts of 8 healthy volunteers (6 active and 2 placebo) • Evaluate safety & tolerability; HTT mRNA splicing

34 SAD Study: Proof of Mechanism of PTC518 Demonstrated By Dose-Dependent HTT Splicing Placebo PTC518_45 m g PTC518_90 m g PTC518_135 m g 0 20 40 60 80 100 120 % o f b a s e l i n e H T T R N A ➢ Whole blood HTT splicing in humans ➢ Doses evaluated = 45 mg, 90 mg, and 135 mg ➢ Time – one day; single dose; splicing evaluated 24h post dose Data on file PTC518 -CNS- 001- HD

35 MAD Study: Proof of Mechanism of PTC518 Confirmed By Dose-Dependent HTT Splicing ➢ Whole blood HTT splicing in humans ➢ Doses evaluated = 15 mg and 30 mg ➢ Time – Day 14; multiple doses; splicing evaluated 6h post dose on day 14 Placebo PTC518_15 m g PTC518_30 m g 0 20 40 60 80 100 120 % o f b a s e l i n e H T T R N A Data on file PTC518 -CNS- 001- HD

Diversified Platform Drives Strong Portfolio

SCIENTIFIC PLATFORMS and RESEARCH

	Deflazacort	LatAm Commercial	Nonsense Mutation	Splicing	Gene Therapy	Bio-e	Metabolic	Oncology	Virology
Commercial	Emflaza (deflazacort)	Tegsedi (inotersen); Waylivra (volanesorsen sodium)	translarna ataluren	Evrysdi risdiplam					
Clinical			US Ataluren	PTC518 HD	PTC-AADC	Vatiquinone MDAS; Vatiquinone FA; PTC857 GBA-PD	PTC923 PKU	Unesbulin DIPG; Unesbulin LMS; Emvododstat AML	Emvododstat COVID-19
Research	Potential registrational studies	Potential registrational studies		SCA-3; MAP-Tau	FA; Angelman; IRDs; Cog Disorders	Undisclosed			

- AADC, aromatic L-amino acid decarboxylase deficiency; AML; acute myeloid leukemia; COVID-19, coronavirus disease 2019; DIPG, diffuse intrinsic pontine glioma; FA, Friedreich's ataxia; GBA, glucocerebrosidase; HD, Huntington's disease; IRD, inherited retinal dystrophy; LMS, leiomyosarcoma; ME, Mitochondrial Epilepsy; PD, Parkinson's disease; PKU, phenylketonuria; SCA-3, spinocerebellar ataxia type 3.

36

PTC THERAPEUTICS

Treating Rare Monogenic Disorders with Targeted Gene Therapy 37 Potential advantages of targeted therapy • Local administration lowers systemic immunogenicity and exposure • Low turnover cells may lead to improved durability • Leveraging stereotactic neurosurgery technologies to enable precise and accurate delivery • Lead treatment for AADC-d, pipeline includes FA and AS

Gene Therapy Has the Potential to Provide Significant Benefit to AADC Patients Disease • Aromatic L-amino acid decarboxylase deficiency (AADC-d) is a rare highly morbid and fatal childhood disease. Children with severe AADC deficiency never achieve motor development milestones Current Treatments • No disease modifying therapies approved Opportunity • Potential for AADC gene therapy to become standard of care. Patients can achieve motor and cognitive long-term improvement ~5,000 Global prevalence 38

PTC-AADC Treated Patients Make Significant and Sustainable Progress 39 Age 2 Age 3 Age 4.5 Untreated Post-Treatment

Preparing for PTC’s First Gene Therapy Launch 40 US Regulatory PTC-AADC BLA submission expected in 1Q22 Treatment Centers Identification and preparation of expert pediatric neurosurgical centers Patient Finding Ongoing patient finding targeting 300 patients identified at launch EU Regulatory The CHMP has recently asked for additional manufacturing bioanalytical data in support of the MAA. We expect to provide the additional data in the first quarter of 2022 and now expect an opinion from the CHMP shortly after that.

Providing Patients Access to Transformative Treatments 41

Global Geographic Presence Supports Growing Product Portfolio 42 >1,000 employees Offices in 20 countries Footprint in >50 countries

DMD Commercial Franchise – A Growing Global Business 43

DMD Commercial Franchise – A Growing Global Business 44 • YE 2020 net product revenue of $192M • Treatment for nonsense mutation DMD for ages 2 and older • Distributed in over 50 countries worldwide • Data from Study 041 expected 3Q22

DMD Commercial Franchise – A Growing Global Business 45 • YE 2020 net product revenue of $192M • Treatment for nonsense mutation DMD for ages 2 and older • Distributed in over 50 countries worldwide • Data from Study 041 expected 3Q22 • YE 2020 net product revenue of $139M • First and only corticosteroid approved for DMD • Approved for all DMD patients in the US >2yrs • Data from multiple publications demonstrate Emflaza’s clinical benefit over prednisone

Continued Strong DMD Franchise Growth USD millions 34 81 145 171 190 29 92 101 2019 2020 2017 2015 2016 2018 263 174 331 +58% 291 Emflaza Net Sales Translarna Net Sales 139 192 46

Evrysdi’s Strong Global Launch Brings Therapy to SMA Patients with High Unmet Need 47 Patients treated across all SMA types Patients are treatment-naïve or switching from both Spinraza and Zolgensma Broadest range of age treated Differentiated product for SMA patients • The first at-home, oral treatment for SMA • Global approvals and regulatory submissions • EMA approval in 1Q21 • Japanese approval in 2Q21 Significant milestones ahead • Potential $300 million in sales milestones • ~15% tiered royalty on global sales

Multiple Platforms Provide Opportunity to Treat Over 500,000 Patients by 2030 48 DMD SMA AADC ~50K ME ~20K PKU ~58K FA ~25K HD ~135K GBA-PD ~190K AS ~75K 2021 2030 AADC

Strong Financial Performance Supports Future Growth 49 Net Product Revenue $333M DMD Franchise Net Product Net Revenue $331M $1.1B Year-end Cash Position 2020

Strong Financial Performance Supports Future Growth 50 DMD Franchise Net Product Revenue Guidance $400-420M OPEX Guidance* $715-735M Net Product Revenue $333M DMD Franchise Net Product Net Revenue $331M 2020 2021 $1.1B Year-end Cash Position *Non-GAAP measure which excludes estimated non-cash, stock-based compensation expense of approximately $100 million. GAAP R&D and SG&A expense for the full year 2021 is anticipated to be between $815 and $835 million.

2021 Potential Milestones to Generate Value 51 PTC857 Data PTC518 Data Evrysdi CHMP Opinion PTC518 Phase 2 Study Initiation Unesbulin LMS and DIPG Data PTC923 PKU P3 Trial Emvododstat COVID-19 Enrollment Complete 1H 2021 2H 2021

PTC has Built a Strong, Sustainable Company to Execute on our Mission 52 Proven groundbreaking science Enduring innovation engine Providing patients access to transformative treatments Culture Operational Excellence

Translating Science to Transform Lives 53